EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)
In connection with the Quarterly Report of Signature Office REIT, Inc. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2014, as filed with the U. S. Securities and Exchange Commission (the “Report”), the undersigned, Douglas P. Williams, Principal Executive Officer of the Registrant, and Glen F. Smith, Principal Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of their knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Douglas P. Williams
Douglas P. Williams Principal Executive Officer
August 7, 2014

/s/ Glen F. Smith
Glen F. Smith Principal Financial Officer
August 7, 2014